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As filed with the Securities and Exchange Commission on December 7, 2004

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TRAMMELL CROW COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2721454 (I.R.S. Employer Identification No.)
3400 Trammell Crow Center 2001 Ross Avenue Dallas, Texas 75201 (Address of principal executive offices, including zip code)

TRAMMELL CROW COMPANY EMPLOYEE STOCK PURCHASE PLAN (Full title of the plan)
Robert E. Sulentic Chief Executive Officer Trammell Crow Company 3400 Trammell Crow Center 2001 Ross Avenue Dallas, Texas 75201 (214) 863-3000 (Name, address and telephone number of agent for service)
copy to:
J. Christopher Kirk General Counsel Trammell Crow Company 3400 Trammell Crow Center 2001 Ross Avenue Dallas, Texas 75201 (214) 863-3000	P. Gregory Hidalgo Vinson & Elkins L.L.P. 3700 Trammell Crow Center 2001 Ross Avenue Dallas, Texas 75201-2975 (214) 220-7700

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered	Proposed maximum offering price per unit*	Proposed maximum aggregate offering price*	Amount of registration fee

Common Stock, $0.01 par value per share	1,000,000 shares	$17.21	$17,210,000	$2,181

*
Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933 and based on the average of the high and low trading prices reported on the New York Stock Exchange on December 3, 2004.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        This Registration Statement is being filed, in accordance with General Instructions E to Form S-8, to register additional shares of common stock, $0.01 par value per share, of Trammell Crow Company (the "Company") that may be issued under the Trammell Crow Company Employee Stock Purchase Plan (as amended, the "ESPP"). The contents of the Company's Form S-8 Registration Statements filed on April 21, 1998 (File Number 333-50579), as amended on June 24, 1999, and on June 13, 2001 (File Number 333-62884) relating to the ESPP are hereby incorporated by reference to this Registration Statement.

Exhibits.

        Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Securities and Exchange Commission (the "Commission"), each of the following exhibits is filed herewith:

4.1	—	Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-1 (File Number 333-34859) filed with the Commission on September 3, 1997 and incorporated herein by reference).
4.1.1	—
First Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-8 (File Number 333-50579) filed with the Commission on June 24, 1999 and incorporated herein by reference).
4.1.2	—
Second Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 29, 2001 and incorporated herein by reference).
4.1.3	—
Third Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-8 (File Number 333-62884) filed with the Commission on June 13, 2001 and incorporated herein by reference).
4.1.4	—
Fourth Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 15, 2004 and incorporated herein by reference).
4.1.5	—
Fifth Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 15, 2004 and incorporated herein by reference).
4.1.6	—	Sixth Amendment to the Trammell Crow Company Employee Stock Purchase Plan.
5.1	—	Opinion of Vinson & Elkins L.L.P.
23.1	—	Consent of Ernst & Young LLP.
23.2	—	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).
24.1	—	Power of Attorney (included on the signature pages of this Registration Statement).

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 7, 2004.

TRAMMELL CROW COMPANY
By:	/s/ ROBERT E. SULENTIC Robert E. Sulentic, President and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Sulentic, Derek R. McClain, Arlin E. Gaffner and J. Christopher Kirk and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including pre- and post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT E. SULENTIC Robert E. Sulentic	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	December 7, 2004
/s/ DEREK R. MCCLAIN Derek R. McClain	Chief Financial Officer (Principal Financial Officer)	December 7, 2004
/s/ ARLIN E. GAFFNER Arlin E. Gaffner	Chief Accounting Officer (Principal Accounting Officer)	December 7, 2004
/s/ WILLIAM F. CONCANNON William F. Concannon	Vice Chairman and Director	December 7, 2004

/s/ JAMES R. ERWIN James R. Erwin	Director	December 7, 2004
/s/ CURTIS FEENY Curtis Feeny	Director	December 7, 2004
/s/ JEFFREY M. HELLER Jeffrey M. Heller	Director	December 7, 2004
/s/ ROWLAND T. MORIARTY Rowland T. Moriarty	Director	December 7, 2004
/s/ MICHAEL A. MOSES Michael A. Moses	Director	December 7, 2004
/s/ J. MCDONALD WILLIAMS J. McDonald Williams	Director	December 7, 2004

EXHIBIT INDEX

4.1	—	Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-1 (File Number 333-34859) filed with the Commission on September 3, 1997 and incorporated herein by reference).
4.1.1	—
First Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-8 (File Number 333-50579) filed with the Commission on June 24, 1999 and incorporated herein by reference).
4.1.2	—
Second Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 29, 2001 and incorporated herein by reference).
4.1.3	—
Third Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-8 (File Number 333- 62884) filed with the Commission on June 13, 2001 and incorporated herein by reference).
4.1.4	—
Fourth Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 15, 2004 and incorporated herein by reference).
4.1.5	—
Fifth Amendment to the Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 15, 2004 and incorporated herein by reference).
4.1.6	—	Sixth Amendment to the Trammell Crow Company Employee Stock Purchase Plan.
5.1	—	Opinion of Vinson & Elkins L.L.P.
23.1	—	Consent of Ernst & Young LLP.
23.2	—	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).
24.1	—	Power of Attorney (included on the signature pages of this Registration Statement).

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PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX